UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 3, 2020

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard

Suite 500

Frisco, Texas 75034

(Address of Principal Executive Offices)

(972) 668-8800

(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 (per share)	CRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

The Company held its 2020 Annual Meeting of Stockholders on June 3, 2020. The following proposals were submitted to the holders of the Company's common stock for a vote:

1.	The election of seven nominees to the Board of Directors;
2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020; and
3.	To approve, on an advisory basis, the Company's compensation of its named executive officers.

186,305,497 shares of the Company's common stock were represented at the meeting or 98% of the Company's voting capital stock. 7,716,579 of the shares were broker non-votes and were only included in the results on proposal 2.

The results of such votes were as follows:

1.	The following votes were cast in the election of the seven nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Total
M. Jay Allison	178,287,095	301,823	178,588,918
Roland O. Burns	178,165,912	423,006	178,588,918
Elizabeth B. Davis	178,280,532	308,386	178,588,918
Morris E. Foster	178,195,816	393,102	178,588,918
John D. Jacobi	177,408,673	1,180,245	178,588,918
Jordan T. Marye	178,142,152	446,766	178,588,918
Jim L. Turner	178,279,440	309,478	178,588,918

2.	The following votes were cast in the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

186,051,553	208,840	45,104	186,305,497

3.	The following votes were cast in the advisory vote on executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Total

177,948,350	298,172	342,396	178,588,918

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: June 3, 2020	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer